                                                                EXHIBIT 10.13-01


                                          December 19, 1996



Mr. John Horne
Vice President, Power Supply
El Paso Electric Company
303 North Oregon
El Paso, TX 79960-0982

                                         Re:     Partial Requirements Service


Dear Mr. Horne:

Southwestern Public Service Company ("SPS") has an interconnection agreement with El Paso Electric Company ("EPE"). Service Schedule E attached to this interconnection agreement provides for firm power service from SPS to EPE. This service schedule currently provides for EPE to purchase a minimum of 75,000 KW during the contract year of 1997.

This letter agreement shall modify Service Schedule E, attached to the interconnection agreement in order to change EPE's purchase requirement to a minimum of 35,000 KW for the 1997 contract year. Specifically, SPS shall modify Service Schedule E as follows:

   Section 2.2 This Service Schedule E shall remain effective through December 31, 1997, and shall be extended month to month thereafter until canceled by either Party upon a minimum of thirty (30) days prior written notice to the other Party.

   Section 3.1. The minimum Firm Power Commitment for Contract Years beginning on the Effective Date through December 31, 1997, shall be as follows:

                                  Minimum Firm
             Contract Year      Power Commitment
             -------------      ----------------
                 1992              50,000 KW
                 1993              50,000 KW
                 1994              50,000 KW
                 1995              50,000 KW
                 1996              75,000 KW
                 1997              35,000 KW

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December 19, 1996
Page 2


If these changes to our existing Service Schedule E are acceptable to EPE, please execute this letter at the bottom and return to me at your earliest convenience.


                                AGREED TO AND APPROVED BY:

                                Southwestern Public Service Company



                                       /s/ GARY L. GIBSON
                                ------------------------------------
                                Gary L. Gibson
                                Vice President - Marketing


AGREED TO AND APPROVED BY:

El Paso Electric Company



   /s/ JOHN C. HORNE
---------------------------------
Signed


Vice President - Power Generation
---------------------------------
Title


December 20, 1996
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Date